UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

USCF ETF TRUST

(Name of Registrant as Specified In Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

USCF ETF TRUST

1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

June 27, 2024

Dear Shareholder:

You are cordially invited to attend a Special Meeting (the “Meeting”) of the USCF ETF Trust (the “Trust”) to be held on September 10, 2024, at 12 pm (Pacific time), at the offices of USCF Advisers LLC, located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of fund shares, such as a copy of your proxy voting card or brokerage statement showing your holdings of fund shares, will be required for admission.

The purpose of the Meeting is to consider and act upon the following proposal (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof:

Proposal – To elect seven Trustees of the Trust.

The Proposal is to be voted upon by all Shareholders of each series of the Trust (each, a “Fund” and, collectively, the “Funds”). A formal Notice of Special Meeting and Proxy Statement setting forth in detail the matters to come before the Meeting are attached to this letter, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. The Board of Trustees of the Trust recommend that you vote “FOR” the Proposal with respect to your Fund(s). However, before you vote, please read the Proxy Statement for a complete description of the Proposal. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact Broadridge Financial Solutions, Inc., the proxy solicitor, at 855-742-8274. Your prompt response will help reduce proxy costs—which are paid by the Funds and their Shareholders—and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

John P. Love
President and Chief Executive Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE TO ENSURE A QUORUM FOR THE MEETING. YOUR VOTE IS IMPORTANT. THANK YOU IN ADVANCE FOR YOUR VOTE AND CONTINUED SUPPORT.

Important Information to Help You Understand and Vote on the Proposal – Questions and Answers

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the Proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	What is the purpose of this proxy solicitation?
A:	The purpose of this proxy solicitation is to ask Shareholders of each Fund to vote on the election of seven members of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”).
Q:	Why am I being asked to vote for Trustees?
A:	You are being asked to elect each of the following seven nominees to serve as Trustees of the Trust: Robyn L. Alexander, Stuart P. Crumbaugh, Thomas E. Gard, Jeremy Henderson, John P. Love, John D. Schwartz and H. Abram Wilson (each, a “Nominee” and, collectively, the “Nominees”).

Each of Messrs. Crumbaugh, Gard, Henderson, Schwartz and Wilson has served (and currently serves) as a Trustee. Messrs. Crumbaugh and Gard were appointed as Trustees by the Board in 2015. Messrs. Henderson, Schwartz and Wilson each has served as a Trustee since the Trust’s inception. The two non-incumbent Nominees, Ms. Alexander and Mr. Love, do not currently serve as Trustees. Each Nominee has been unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Nominating Committee, as part of the Committee’s succession planning process.

Information about each of the Nominees, including age, principal occupations during the past five years and other information, such as the Nominee’s experience, qualifications, attributes or skills, is set forth in the Proxy Statement.

While the Board can ordinarily appoint new Trustees without a Shareholder vote, the Board cannot do so if, after such appointment, fewer than two-thirds of the Trustees would have been elected by Shareholders. If the Nominees were appointed to the Board, the number of Trustees elected by Shareholders would represent fewer than two-thirds of the members of the Board. Accordingly, a Shareholder meeting to elect the Nominees is required. Additionally, the Board believes this is an appropriate time for the incumbent Trustees that were previously appointed (rather than elected) to stand for election. Electing these Nominees would give the Board additional flexibility in the future to appoint a limited number of additional new Trustees, if necessary, without incurring the costs of holding one or more expensive Shareholder meetings. Your vote is important and can make a difference in the governance of the Funds.

Q:	How were the Nominees chosen?
A:	The Trust’s Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills of the Nominees and criteria for new Trustees. The Nominating Committee is comprised exclusively of those Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, the primary Federal statute regulating registered funds (the “Independent Trustees”). The Nominating Committee searches for qualified candidates for Board membership, interviews candidates and seeks nominees who were both qualified and who would bring relevant expertise to the Board. Based on each Nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Nominees, the Board, at the recommendation of the Nominating Committee, has concluded that each Nominee should serve as a Trustee.
Q:	If the Nominees are elected by Shareholders, how many Board members will sit on the Board?
A:	If each Nominee is elected, the Board will consist of seven Trustees, five of whom would be Independent Trustees. Five of these individuals currently serve as Trustees and two will be new to the Board. Nicholas D. Gerber, who also currently serves as Chairman and Trustee, is expected to retire from the Board upon the election of the Nominees.

Q:	Will the proposed changes result in higher ongoing Fund expenses?
A:	Each Fund’s ongoing expenses will not increase as a result of the proposed changes. Under the Funds’ unitary management fee structure, USCF Advisers, LLC (the “Adviser”) is responsible for paying each Independent Trustee’s compensation, including the compensation of Ms. Alexander, who is nominated to serve as an additional Independent Trustee.

GENERAL QUESTIONS

Q:	What are the Board’s recommendations?
A:	The Board recommends that all Shareholders vote “FOR” the Proposal.
Q:	What happens if Shareholders do not approve the Proposal?
A:	If Shareholders do not approve the Proposal, the Board will take such actions as it deems necessary or appropriate in the best interests of the Funds and their Shareholders based on the facts and circumstances.
Q:	Will my vote make a difference?
A.	Yes! Your vote is needed to ensure that the Proposal can be acted upon. We encourage all Shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone, each as discussed immediately below, will help save the costs of any further solicitations. Your vote is important!
Q:	How can I vote?
A:	Shareholders can vote in any one of four ways:
•	By mailing the enclosed proxy card after signing and dating;
•	Over the Internet by going to the website indicated on your proxy card;
•	By telephone, with a toll free call to the number on your proxy card; or
•	In person at the Meeting.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card, or by telephone by calling the toll-free number on your enclosed proxy card, in each case using the voting control number that appears on your proxy card. These voting methods will save your Fund money. However, whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q:	I plan to vote by mail. How should I sign my proxy card?
A:	Please see the instructions at the end of the Notice of Special Meeting, which is enclosed.
Q:	I plan to vote over the Internet. How does Internet voting work?
A:	To vote over the Internet, please log on to the website indicated on your proxy card and follow the instructions provided on the voting website.
Q:	I plan to vote by telephone. How does telephone voting work?
A:	To vote by telephone, please call toll free the number on your proxy card from within the United States and follow the instructions provided during your call.

Q:	Whom should I call with questions?
A:	If you have any additional questions about the Proxy Statement or the upcoming Meeting, please contact Broadridge Financial Solutions, Inc. (“Broadridge”) at 855-742-8274.
Q:	What is the relationship between the proxy solicitor, Broadridge and the Trust?
A:	The Trust has retained an outside firm that specializes in proxy solicitation to assist it with the proxy solicitation process, including the mailing of this Proxy Statement, the collection of the proxies, and with any necessary follow-up. A proxy solicitor may contact Shareholders on behalf of the Trust, but is not permitted to use personal information about Shareholders for other purposes.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE
PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

USCF ETF TRUST

1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

NOTICE OF SPECIAL MEETING
To Be Held On September 10, 2024

June 27, 2024

To the Shareholders of the USCF ETF Trust:

A Special Meeting (the “Meeting”) of the Trust will be held on September 10, 2024, at 12 pm (Pacific time), at the offices of USCF Advisers LLC, located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. The purpose of the Meeting is to consider and act upon the following proposal (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof:

Proposal – To elect seven Trustees of the Trust.

The Proposal is to be voted upon by all Shareholders of each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The matters referred to above are discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on June 24, 2024, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting and at any postponements or adjournments thereof. Each Shareholder is invited to attend the Meeting.

Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card or brokerage statement showing your holdings of Fund shares, will be required for admission. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees
of USCF ETF Trust

Daphne Frydman
Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card and follow the on-screen instructions on the website.

To vote by telephone, please call the toll-free number found on your proxy card from within the United States, and follow the recorded instructions (Shareholders outside the United States should vote via the Internet or by submitting a proxy card instead).

You may revoke your proxy at any time at or before the Meeting, by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy by attending the Meeting and electing to vote in person.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp. (2) ABC Corp. (3) ABC Corp. c/o John Doe, Treasurer (4) ABC Corp. Profit Sharing Plan	ABC Corp. John Doe, Treasurer John Doe, Treasurer John Doe John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership (2) Smith and Jones, Limited Partnership	Jane B. Smith, Partner Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account (2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe, Trustee Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA (2) Estate of John B. Smith	John B. Smith John B. Smith, Jr., Executor

SPECIAL MEETING
OF
USCF ETF TRUST

1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

PROXY STATEMENT

June 27, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board” or “Trustees”) of USCF ETF Trust (the “Trust”) for use at the Trust’s Special Meeting to be held at the offices USCF Advisers LLC (the “Adviser”), located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596, on September 10, 2024, at 12 pm (Pacific time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of fund shares, such as a copy of your proxy voting card or brokerage statement showing your holdings of fund shares, will be required for admission. This Proxy Statement, the accompanying Notice of Special Meeting, and the accompanying proxy card are being mailed to Shareholders on or about July 8, 2024.

The Trustees have fixed the close of business on June 24, 2024 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the Trust on the Record Date are entitled to one vote per share at the Meeting. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each investment portfolio (“Fund”) of the Trust outstanding as of the Record Date. Exhibit B to this Proxy Statement sets forth the persons who owned beneficially more than 5% of any Fund as of the Record Date.

It is expected that the solicitation of proxies will be primarily by mail. The Trust’s officers, and personnel of the Funds’ investment adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If the Trust records votes through the Internet or by telephone, it will use procedures designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

Because the Funds each has a unitary management fee arrangement, the Adviser will bear expenses associated with this Proxy Statement and solicitation. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Trust is estimated to be approximately $22,000, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If you have any questions regarding the proxy materials, please contact Broadridge at 855-742-8274. Shareholders do not have dissenter’s rights of appraisal in connection with the matter to be voted on by the shareholders at the Meeting. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked on the returned proxy card, the proxy card will be voted “FOR” the election of the Nominees (as defined below) described in this Proxy Statement.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

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If (i) you are a member of a household in which multiple Shareholders of the Trust share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a Shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, your Trust will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Trust by calling toll free 1-800-920-0259, or by mail at USCF ETF Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

If your shares are held with certain banks, trust companies, brokers, registered investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON SEPTEMBER 10, 2024

This Proxy Statement is also available online at www.proxyvote.com (please have the control number found on your proxy card ready when you visit this website).

COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT www.uscfinvestments.com. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: USCF ETF Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203; OR BY TELEPHONE TOLL-FREE AT: 1-800-920-0259.

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PROPOSAL
ELECTION OF TRUSTEES

All Funds listed in Exhibit A

The Proposal relates to the election of members of the Board of the Trust. You are being asked to elect the following seven nominees to serve as Trustees: Robyn L. Alexander, Stuart P. Crumbaugh, Thomas E. Gard, Jeremy Henderson, John P. Love, John D. Schwartz and H. Abram Wilson (each, a “Nominee” and, collectively, the “Nominees”).

Each of Messrs. Crumbaugh, Gard, Henderson, Schwartz and Wilson has served (and currently serves) as a Trustee. Messrs. Crumbaugh and Gard were appointed as Trustees by the Board in 2015. Messrs. Henderson, Schwartz and Wilson has each served as a Trustee since the Trust’s inception. The two non-incumbent Nominees, Ms. Alexander and Mr. Love, do not currently serve as Trustees. Each Nominee has been unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Nominating Committee, as part of the Committee’s succession planning process.

If elected by Shareholders at the Meeting, the Nominees will hold office for an indefinite term. The Board would also be able to fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by Shareholders) without incurring the additional expense associated with calling one or more shareholder meetings to fill those vacancies.

Information concerning the Nominees and other relevant factors is provided below. Using the enclosed proxy card or voting by the Internet or by telephone, a Shareholder may authorize proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If the enclosed proxy card is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, at the time of the Meeting, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Trust has no reason to believe that it will be necessary to designate a substitute Nominee. The Trust recommends the election of the seven Nominees named in the table below to serve as members of the Board by all of its Shareholders.

The Trust’s Nominating Committee is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board. The Nominating Committee searches for qualified candidates for Board membership, interviews candidates and seeks nominees who were both qualified and who would bring relevant expertise to the Board. Based on each Nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Nominees, the Board, at the recommendation of the Nominating Committee, has concluded that each Nominee should serve as a Trustee.

The following table sets forth the names of the Nominees and their addresses, ages, term of office (including length of time served as a Trustee), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or are registered as investment companies under the 1940 Act, and the number of portfolios that they oversee (or will oversee if elected). Nominees who are not deemed to be “interested persons” of the Trust are referred to as “Independent Trustee Nominees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustee Nominees.”

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Nominees

Independent Trustee Nominees

Name and Age(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee(4) (Past 5 Years)
Robyn L. Alexander Year of Birth: 1969	Nominee	Since 2024	Head of Transactions, Revantage (a Blackstone Company) from 2018 to present.	8	None

Thomas E. Gard Year of Birth: 1959	Independent Trustee/Nominee	Since 2015	Partner of Armanino LLP from 1995 to 2019. Mr. Gard has been retired from 2019 to present.	8	None

Jeremy Henderson Year of Birth: 1956	Independent Trustee/Nominee	Since 2014	Chief Operating Officer, North Island LLC (an investment firm) from 2017 to present.	8	None

John D. Schwartz Year of Birth: 1968	Independent Trustee/Nominee	Since 2014	President of Sam Clar Office Furniture from 1996 to present.	8	None

H. Abram Wilson Year of Birth: 1946	Independent Trustee/Nominee	Since 2014	Mr. Wilson has been retired from 2011 to present.	8	None

Interested Trustee Nominees

Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee/Nominee	CFO and Treasurer since May 2015; Secretary from May 2015 to October 2016; Independent Trustee of USCF ETF Trust from inception to February 2015 and Interested Trustee since February 2015	Chief Financial Officer of Marygold since December 2017; Treasurer and a member of the Board of Directors of Marygold & Co. since November 2019; Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and United States Commodity Funds LLC (“USCF”) since June 2015 and May 2015, respectively; Treasurer and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Marygold from August 2021.	8	Director, USCF, 2015 to present.

John P. Love(3) Year of Birth: 1971	President (Principal Executive Officer)/Nominee	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	8	Director, USCF, 2016 to present.
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1	Each Nominee/Trustee may be contacted by writing to the Nominee/Trustee, c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
2	The Trustees serve until their successors are duly elected and qualified.
3	Messrs. Crumbaugh and Love are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.
4	This column includes only directorships of companies required to report to the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The Trust has concluded that the Nominees should serve on the Board because of their collective ability to review and understand information about the Trust and the Funds, to identify and request information that they deem relevant to the performance of their duties, to question management and service providers regarding the operation and administration of the Trust and the Funds, and to exercise their business judgment in a manner that serves the best interest of each Fund’s shareholders. The Trust has also concluded that the Nominees should serve on the Board based on their individual experiences, qualifications, attributes, and skills. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Nominee as of June 27, 2024 that led the Board to conclude that such individual should serve as a Trustee.

Robyn L. Alexander. Robyn L. Alexander has served as the Head of Transactions at Revantage, a corporate services company wholly owned by The Blackstone Group, since 2018. Additionally, she has been the Corporate Secretary and a Board Member of CoreGiving, a non-profit organization dedicated to eliminating child hunger, since 2022. Previously, Ms. Alexander held the positions of Deputy Vice President and Deputy General Counsel at Sears Holdings Corporation, the parent company of several retail chain stores. Her extensive experience as an executive in commercial real estate and senior corporate management roles led the Board to conclude that she is well-qualified to serve as a Trustee.

Stuart P. Crumbaugh. Mr. Crumbaugh has served as an Interested Trustee of the Trust since 2015 and previously as an Independent Trustee from 2014 through 2015. Mr. Crumbaugh has also served as the Chief Financial Officer and Treasurer of the Trust since 2015. Mr. Crumbaugh previously served as the Secretary of the Trust from 2015 through 2016. Mr. Crumbaugh also served as the Chief Financial Officer of Marygold & Co. (“Marygold”), a fintech and financial services banking company, from 2017 to 2024, as well as the Treasurer and a member of the Board of Directors of Marygold from 2019 to 2024. Previously, Mr. Crumbaugh was the Vice President of Finance and Chief Financial Officer of Sikka Software Corporation, a healthcare software company, from 2014 through 2015. Mr. Crumbaugh was also the Vice President, Corporate Controller and Treasurer of Auction.com LLC, an online real estate marketplace, from 2012 through 2013. In addition, Mr. Crumbaugh was the Chief Financial Officer of IP Infusion Inc., a provider of intelligent network software, from 2011 through 2012. Based on his extensive accounting and finance background, as well as his experience as a Trustee of the Trust, the Board concluded that Mr. Crumbaugh should serve as a Trustee.

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Thomas E. Gard. Mr. Gard has served as an Independent Trustee of the Trust since 2015. Mr. Gard is retired. Previously, Mr. Gard was a partner at Armanino LLP, an accounting, consulting and technology firm, from 1995 through 2019 and held several senior leadership positions. He was the partner-in-charge of Armanino LLP’s audit department from 2004 through 2013 and was a member of the Executive Committee of Armanino LLP from 2001 through 2015. Before that, Mr. Gard was at Jenkins Insurance Services, a regional insurance brokerage, where he served as the Chief Financial Officer from 1988 through 1993 and then as Chief Operating Officer from 1993 through 1995. Based on his extensive accounting background, the Board concluded that Mr. Gard should serve as a Trustee.

Jeremy Henderson. Mr. Henderson has served as an Independent Trustee of the Trust since 2013. Mr. Henderson has been the Chief Operating Officer of North Island Management, LLC, an investment firm, since 2017. Previously, Mr. Henderson was a Managing Director at Société Générale from 1991 through 2007, where he managed a team that traded derivatives and financial products for clients as well as the bank’s balance sheet. Based on his extensive business background and the number of years for which he has served in a senior executive position, the Board concluded that Mr. Henderson should serve as a Trustee.

John P. Love. Mr. Love has served as the President of the Trust and the Adviser since 2015. Mr. Love has been with United States Commodity Funds LLC (“USCF”), an affiliate of the Adviser, since 2006. He has served as President and Chief Executive Officer since 2015, as a Management Director since 2016 and as the Chairman of the Board of Directors of USCF since 2019. Previously, Mr. Love was a Senior Portfolio Manager of USCF from 2010 through 2015 and as a Portfolio Manager from 2006 through 2010. Based on his extensive background in the fund industry and the number of years for which he has served in senior executive positions of the Adviser and its affiliate, the Board concluded that Mr. Love should serve as a Trustee.

John D. Schwartz. Mr. Schwartz has served as an Independent Trustee of the Trust since 2014. In 2023, Mr. Schwartz became Chief Operating Officer for The Inside Source Inc., a global office interiors provider. Prior to this he had been the Chief Executive Officer of Sam Clar Office Furniture, a provider of office furniture, since 1996. Based on his extensive business background and the number of years for which he has served in a senior executive position, the Board concluded that Mr. Schwartz should serve as a Trustee.

H. Abram Wilson. Mr. Wilson has served as an Independent Trustee of the Trust since 2014. Mr. Wilson is retired. Previously, Mr. Wilson served as a Council Member for the City of San Ramon, California, from 1999 through 2011, including as Mayor from 2002 through 2009. Mr. Wilson was also previously a Vice President at Wells Fargo Bank and a Principal at Bank of America. Based on his past banking experience and his role in serving on the City of San Ramon’s finance committee, the Board concluded that Mr. Wilson should serve as a Trustee.

Board Leadership Structure, Responsibilities and Risk Oversight

The Board is currently comprised of six Trustees, four of whom are “Independent Trustees.” The Chairman of the Board, Mr. Gerber, and Mr. Crumbaugh are “interested persons” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser. They are referred to herein as “Interested Trustees.” The Chairman’s role is to preside at all meetings of the Board and to act as liaison between the Trustees and the Adviser, counsel, and other service providers generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. If the Proposal is approved by shareholders, the Board will be comprised of seven Trustees, five of whom will be “Independent Trustees.”

Messrs. Gard, Henderson, Schwartz, and Wilson, and their immediate family members, have no affiliation or business connection with the Adviser, any of the Trust’s sub-advisers, or the Funds’ distributor or any of their affiliated persons and do not own any stock or other securities issued by the Adviser, any of the Trust’s sub-advisers or the Funds’ distributor. These Trustees are not interested persons of the Trust and are referred to herein as “Independent Trustees.” Mr. Henderson currently serves as the lead Independent Trustee. The lead Independent Trustee’s role is to preside at all meetings of the Independent Trustees and to act as liaison between the Independent Trustees and the Adviser, counsel, and other service providers generally between meetings. The lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time.

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The Board has determined that the foregoing leadership structure is appropriate given the specific characteristics and circumstances of the Trust and the Funds. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Trust, the number of portfolios overseen by the Board, and the total number of Trustees on the Board.

The business of the Trust and each of its series is overseen by the Board in accordance with the Trust’s Declaration of Trust. The day-to-day business of the Fund, including the day-to-day management of risk, is performed by the service providers of the Funds such as the Adviser, the distributor, and the administrator. The Board is responsible for overseeing the Funds’ service providers and therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins prior to the launch of a new series of the Trust, when the Board is first presented with information concerning the investment objective, strategies, and risks of the fund, and information about the Funds’ adviser and/or sub-adviser, including investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund, in part, by requesting and reviewing periodic reports from the Trust’s Chief Compliance Officer and the Funds’ independent registered public accounting firm, and communicating with the Funds’ service providers. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage the risks to which the Funds may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the Funds’ service providers employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds and their subsidiaries by the Adviser, and the Board receives information about those services at its meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, the Board receives detailed information from the Adviser. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ and the subsidiaries’ (as applicable) investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Funds’ performance history and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and certain service providers since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, the Funds’ independent registered public accounting firm reviews its audit of the financial statements of the Funds with the Audit Committee, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

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The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports that the Board receives, and the Board’s discussions with the service providers to the Trust, the Board may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s, including with respect to priorities, allocation of resources, and effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Information Concerning Meetings of Trustees and Standing Board Committees

The Trustees held four (4) Board meetings during the fiscal year ended June 30, 2023. No Trustee attended fewer than seventy-five percent of the meetings held by the Board or by any committee of which he was a member while he or she was a Trustee during any such year. The Trust does not hold an annual meeting of Shareholders, and therefore does not have a policy regarding attendance of Trustees at annual meetings of Shareholders.

The Board has two standing committees, an Audit Committee and a Nominating Committee, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each Committee is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

Audit Committee

The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent auditors thereof; (iii) oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Each of the Independent Trustees serves on the Trust’s Audit Committee. Mr. Henderson is the chairperson of the Audit Committee. During the fiscal year ended June 30, 2023, the Audit Committee met five (5) times.

Nominating Committee

The Nominating Committee has been established to: (i) assist the Board in matters involving fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust, the Adviser, or the Funds’ distributor; and (iii) advise the Board on ways to improve its effectiveness. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In connection with the identification, selection and nomination of candidates to the Board, the Nominating will evaluate the qualifications of candidates for Board membership and their independence from the Trust’s investment adviser and other principal service providers. The Nominating Committee will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with the Trust’s investment adviser or other service providers). Specific qualifications will be based on the needs of the Board at the time of the nomination.

The Nominating Committee shall accept and review shareholder nominations for Trustees. A shareholder nomination for Trustee may be submitted to the Nominating Committee by sending the nomination to the Trust’s Secretary at the mailing address stated in the Prospectus and should be directed to the attention of the Nominating Committee. The Secretary of the Trust will submit all nominations to the Nominating Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations. The following Independent Trustees serve on the Trust’s Nominating Committee: Messrs. Gard, Wilson, and Schwartz. During the fiscal year ended June 30, 2023, the Nominating Committee did not meet.

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Board Compensation

Currently, each Independent Trustee receives annual compensation based on a formula that takes into account a number of factors, including the number of Funds in the Trust, and that also takes into account the Trustee’s attendance at Board meetings. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. Trustee fees are paid by the Adviser as part of its unitary fee arrangement with the Fund.

The table below details the amount of compensation the Trustees who are Nominees received from the Adviser for service on the Board during the fiscal year ended June 30, 2023. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Thomas E. Gard	$25,500	$25,500
Jeremy Henderson	$26,000	$26,000
John D. Schwartz	$25,500	$25,500
H. Abram Wilson	$25,500	$25,500
Interested Trustees
Stuart P. Crumbaugh	$0	$0
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Officers of the Trust

The following table sets forth the names of the Trust’s officers (who are not Trustees or Nominees) and their ages, terms of office, including length of time served as officer, and principal occupations for the past five years. As a result of the responsibilities assumed by the Trust’s investment advisers, custodian and distributor, the Trust has no employees. The Trust’s officers do not receive any compensation from the Trust for serving as such.

Name, Age And Address(1)	Position(s) Held With the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Andrew F Ngim Year of Birth: 1960	Vice President, and Portfolio Manager	Vice President from December 2016 to present; Trustee from 2014 to February 2015 and May 2015 to September 2023; Secretary from October 2016 to May 2018	Co-founded USCF in 2005 and has served as a Management Director from May 2005 to April 2023 and Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 to February 2012; Chief Operating Officer of USCF Advisers since 2021 and Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 to January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013; Portfolio Manager for USCF ETF Trust since 2014.
Kenneth Kalina c/o ACA Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer and AML Officer since 2022	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).
Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer; Secretary	Chief Legal Officer since May 2018; Secretary since 2021.	General Counsel of USCF and USCF Advisers since May 2018; Director of Compliance of USCF since May 2022; Deputy General Counsel of USCF from May 2016 to April 2018; Assistant Secretary from October 2016 to May 2018; Partner at Sutherland Asbill & Brennan LLP from January 2011 to April 2016; and counsel and associate at the same from 2009 to 2010 and from 2001 to 2008, respectively.

1	The address of each officer, unless otherwise noted, is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
2	The officers serve until their successors are duly elected and qualified.

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Nominee/Trustee Ownership of Fund Shares

As of May 31, 2024, the Nominees owned the following amounts of securities in the Funds, and in all funds in the same family of investment companies as the Funds:

Name of Person, Position	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities In All Funds Overseen by the Trustees in Family of Investment Companies
Independent Trustee Nominee
Robyn L. Alexander	None	None
Thomas E. Gard	None	None
Jeremy Henderson	None	None
John D. Schwartz	None	None
H. Abram Wilson	None	None
Interested Trustee Nominee
Stuart P. Crumbaugh	USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund $0 to $10,000 USCF Energy Commodity Strategy Absolute Return Fund $10,001 to $50,000	$10,001 to $50,000

John P. Love

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

$50,001 to $100,000

USCF Dividend Income Fund

$10,001 to $50,000

USCF Energy Commodity Strategy Absolute Return Fund

$50,001 to $100,000

USCF Gold Strategy Plus Income Fund

$0 to $10,000

USCF Sustainable Battery Metals Strategy Fund

$0 to $10,000

Over $100,000

As of May 31, 2024, the Nominees, Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund other than USE.

As of May 31, 2024, none of the Independent Trustee Nominees nor any member of their immediate family owned any securities issued by the Adviser or a sub-adviser or any other person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or a sub-adviser.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU
VOTE IN FAVOR OF EACH NOMINEE LISTED ABOVE.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

At a meeting of the Board held on September 20, 2023, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved, the selection of Cohen & Company, Ltd. (“Cohen”) to act as independent registered public accountants for the Trust on behalf of the Funds for the fiscal year ending June 30, 2024. Prior to the fiscal year ending June 30, 2024, the Trust’s financial statements were audited by Spicer Jeffries LLP (“Spicer Jeffries”).

The selection of Cohen does not reflect any disagreements with or dissatisfaction by the Board with the performance of Spicer Jeffries. Spicer Jeffries’ report on the Funds’ financial statements for the last two fiscal years ended June 30, 2023 and June 30, 2022 and the period ended December 31, 2023 contained no adverse opinion or disclaimer of opinion nor was Spicer Jeffries’ report qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s last two fiscal years ended June 30, 2023 and June 30, 2022 and the period ended December 31, 2023, (i) there were no disagreements with Spicer Jeffries on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Spicer Jeffries, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the last two fiscal years ended June 30, 2023 and June 30, 2022 and the period ended December 31, 2023, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the last two fiscal years ended June 30, 2023 and June 30, 2022 and the period ended December 31, 2023, neither the Funds, nor anyone on their behalf, consulted with Cohen on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or reportable events (as described in Item 304(a)(1)(iv) of Regulation S-K).

Representatives of Cohen are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from Shareholders if necessary. Representatives of Cohen will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate fees billed by Cohen for each of the last two fiscal years ended June 30, 2023 and June 30, 2022 for professional services rendered for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year were $76,750 in 2023 and $48,000 in 2022.

Audit-Related Fees

The aggregate audit-related fees billed by Cohen for each of the last two fiscal years ended June 30, 2023 and June 30, 2022 for assurance and related services rendered to the Funds that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported audit fees above were $0 and $0, respectively.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

Tax Fees

The aggregate tax fees billed by Cohen for each of the last two fiscal years ended June 30, 2023 and June 30, 2022 for professional services rendered to the Funds for tax compliance, tax advice and tax planning were $10,500 and $7,000, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

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All Other Fees

No fees were billed by Cohen to the Funds, the Adviser or companies controlling, controlled by or under common control with the Adviser that provided services to the Funds, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, in each of the last two fiscal years ended June 30, 2023 and June 30, 2022.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Cohen for non-audit services for the Funds and for the Adviser, and any entity controlling, controlled by, or under common control with, the Adviser, that provides ongoing services to the Funds in each in each of the last two fiscal years ended June 30, 2023 and June 30, 2022 were $10,500 and $7,000, respectively.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with, the Adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining the independence of the Trust’s independent registered public accountants.

Pre-Approval of Audit and Non-Audit Services Provided to the Funds

Pursuant to its Charter, the Audit Committee of the Trust is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by the independent registered public accountants.

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VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND
APPROVAL OF OTHER MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders entitled to cast at least 30% of the votes entitled to be cast at the Meeting, but any lesser number will be sufficient for adjournments. The election of each Nominee of the Trust requires the affirmative vote of a plurality of the votes cast at the Meeting. Because each Fund is a series of the Trust, with respect to the Proposal, your vote will be counted together with the votes of Shareholders of the other Funds. Cumulative voting is not permitted.

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of the Proposal. Broker “non-votes” are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Brokers who hold shares in street name for customers generally have discretionary authority to vote on “routine” proposals when they have not received instructions from the beneficial owners of those shares. The election of Trustees is a “routine” proposal and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by their brokers in favor of the Proposal. Accordingly, the Trust does not expect there will be broker non-votes at the Meeting. Abstentions will be treated as shares that are present and entitled to vote, and thereby included for purposes of determining whether a quorum is present at the Meeting, but will not be treated as a vote cast.

In the event that at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. If a quorum is present, any such adjournment will require the affirmative vote of a majority of the votes cast, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of the Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to Shareholders. At any reconvened meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

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SHAREHOLDER PROPOSALS

The Trust is not required and does not intend to hold a meeting of Shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any Shareholder desiring to present a proposal for consideration at the next meeting of Shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposal should be sent to the Trust at its address stated on the first page of this Proxy Statement.

ADDITIONAL INFORMATION

Investment Adviser

USCF Advisers LLC
1850 Mt. Diablo Blvd., Suire 640
Walnut Creek, CA 94596

Administrator, Custodian and Transfer Agent

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Distributor

ALPS Distributors, Inc
1290 Broadway, Suite 1000
Denver, CO 80203

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card and follow the instructions on the proxy card. If you have any questions regarding the proxy materials please contact Broadridge at 855-742-8274.

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EXHIBIT A

OUTSTANDING SHARES OF EACH FUND

Each Fund’s Shares outstanding as of June 24, 2024 is set forth in the table below.

Fund	Outstanding Shares
USCF Aluminum Strategy Fund	75,000
USCF Dividend Income Fund	215,000
USCF Energy Commodity Strategy Absolute Return Fund	100,000
USCF Gold Strategy Plus Income Fund	275,000
USCF Midstream Energy Income Fund	6,490,000
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	1,150,000
USCF Sustainable Battery Metals Strategy Fund	100,000
USCF Sustainable Commodity Strategy Fund	100,000
A-1

EXHIBIT B

FIVE PERCENT SHAREHOLDERS

As of May 31, 2024, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of any class of each Fund:

USCF Aluminum Strategy Fund.

Name and Address*	Number of Shares	Percentage of Fund
Goldman, 30 Hudson St., Jersey City, NJ, 07302	62,249	82.99%
JP Morgan Securities /JP Morgan Chase, 500 Stanton Christiana Rd., NCC5, Newark, DE 19713	7,237	9.65%

USCF Dividend Income Fund

Name and Address*	Number of Shares	Percentage of Fund
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	205,306	95.49%

USCF Energy Commodity Strategy Absolute Return Fund

Name and Address*	Number of Shares	Percentage of Fund
Pershing, One Pershing Plaza, Jersey City, NJ 07399	88,225	88.22%

USCF Gold Strategy Plus Income Fund

Name and Address*	Number of Shares	Percentage of Fund
JP Morgan Securities /JP Morgan Chase, 500 Stanton Christiana Rd., NCC5, Newark, DE 19713	9,163	7.33%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	16,434	13.15%
Goldman, 30 Hudson St., Jersey City, NJ, 07302	6,558	5.24%
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	19,149	15.32%
Raymond James, 880 Carilion Parkway, Saint Petersburg, FL 33716	50,100	40.08%
MSSB, 1300 Thames St., 6th Floor, Baltimore, MD, 21231	6,629	5.30%
B-1

USCF Midstream Energy Income Fund

Name and Address*	Number of Shares	Percentage of Fund
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	4,808,968	74.44%
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	1,140,495	17.65%

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

Name and Address*	Number of Shares	Percentage of Fund
Raymond James, 880 Carilion Parkway, Saint Petersburg, FL 33716	89,179	7.75%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	123,483	10.74%

USCF Sustainable Battery Metals Strategy Fund

Name and Address*	Number of Shares	Percentage of Fund
Pershing, One Pershing Plaza, Jersey City, NJ 07399	28,501	28.5%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	16,175	16.18%
The Bank of New York Mellon, 525 William Penn Place, Pittsburgh, PA, 15259	49,500	49.5%

USCF Sustainable Commodity Strategy Fund

Name and Address*	Number of Shares	Percentage of Fund
Pershing, One Pershing Plaza, Jersey City, NJ 07399	98,000	98%

*	The entities set forth in this column are the shareholders of record and may be deemed to be the beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.
B-2

EXHIBIT C

Audit Committee charter

This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee (the “Committee”) of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”). This Charter shall be reviewed annually by the Committee or more frequently at the request of a member of the Committee or the Board or on the recommendation of management or counsel to the Trust.

Membership

The Committee shall consist solely of the members of the Board who are not “interested persons” of the Trust (the “Independent Trustees”), as the term “interested person” is defined under the Investment Company Act of 1940, as amended (the “1940 Act”); provided, however, that no Independent Trustee shall serve on the Committee if he or she has accepted any direct or indirect compensation or other payment from the Trust, the Trust’s investment adviser, any affiliated person of the Trust or the Trust’s investment adviser, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board.

The Committee shall elect a Chair of the Committee from its own members, who shall preside over each meeting of the Committee.

Each member of the Committee shall serve while such member continues to qualify as an Independent Trustee and until his or her resignation from the Board or a successor is appointed to the Board.

At least annually, the Board shall determine in its business judgment whether there is at least one member of the Committee who is an “audit committee financial expert,” as defined by the Securities and Exchange Commission (the “SEC”).

Purposes

The purpose of the Committee shall be:

•	To oversee generally the Trust’s accounting and financial reporting policies and processes, including the Trust’s compliance with legal and regulatory requirements applicable thereto.
•	To oversee generally the quality, objectivity, and integrity of the Trust’s financial statements and the independent audit thereof, including the Trust’s controls over financial reporting.
•	To oversee the qualifications, independence, and performance of the Trust’s independent registered public accounting firm (the “Auditor”).
•	To act as a liaison between the Auditor and the Board.

Principal Responsibilities

The function of the Committee is oversight. Management of the Trust is responsible for (i) the preparation, presentation, and integrity of the Trust’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Auditor is responsible for planning and carrying out a proper audit and review. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of management, the Auditor, or the Trust’s service providers.

C-1

In carrying out these responsibilities, the Committee shall:

•	Recommend to the Board which firm to engage as the Trust’s Auditor, as required by Section 32 of the 1940 Act, and whether to terminate the Trust’s relationship with the Auditor.
•	Review and make recommendations to the Board regarding the Auditor’s compensation, the proposed scope and terms of the Auditor’s engagement, and the Auditor’s independence.
•	Obtain from the Auditor a written statement delineating relationships between the Auditor and the Trust consistent with PCAOB’s Ethics and Independence Rule 3256. The Committee will discuss with the Auditor any disclosed relationships or services that may impact the Auditor’s objectivity and will take, or recommend that the Board take, appropriate action to oversee the independence of the Auditor. From time to time, the Committee shall review the Auditor’s statement of compliance with the audit partner rotation requirement and the conflict of interest requirement of Section 10A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and also receive information concerning whether the management of the Trust or others sought to improperly influence the Auditor regarding the performance of the annual audit or permissible non-audit services.
•	Pre-approve all audit and, as necessary, non-audit services that the Auditor provides to the Trust, and all services directly relate to the Trust’s operations and financial reporting that the Auditor provides to the Trust’s investment adviser(s) and affiliates thereof.
•	Fulfill its “Financial Oversight Responsibilities” set forth in this Charter.
•	Serve as a channel of communication between the Auditor and the Board.
•	Be responsible for assisting in the resolution of any disagreements between management and Auditor regarding financial reporting.
•	Discuss critical accounting policies and practices that are used by the Trust in its financial statements and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the Auditor;
•	Consider, in consultation with the Auditor, the Auditor’s comments and reports with respect to the Trust’s critical accounting policies, other financial policies and procedures, and internal controls over financial reporting and management’s responses thereto.
•	Provide the Auditor with the opportunity to provide to the Committee, on a timely basis, copies of any material written communication between the Auditor and management, such as any management letter or schedule of unadjusted differences.
•	Request and review other materials from the Auditor as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter.
•	Receive information from the Auditor regarding all services provided by the Auditor to the Trust and all other services directly relate to the Trust’s operations or financial reporting, including the fees associated with those services, at least annually.
•	Receive periodic reports concerning regulatory changes and new accounting pronouncements that may significantly affect the value of the Trust’s assets and its financial reporting.
•	Investigate any improprieties or suspected improprieties in the Trust’s operations to the extent the Committee deems necessary or appropriate in light of any internal investigations by management of such improprieties. To the extent required by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Trust, and will receive, retain, and consider confidential, anonymous submissions of concerns regarding questionable accounting or auditing matters.
•	Review all procedures adopted by the Trust relating to the Trust’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of a fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Fund.
•	Consider such other matters as may be from time to time referred to the Committee by the Board. In carrying out its responsibilities, the Committee believes its policies and procedures should be, and remain, flexible so that it can react to changing conditions and environments and can assure the Board and shareholders of the Trust that the accounting and reporting practices of the Trust are in accordance with all requirements and are of the highest quality.

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Financial Reporting Oversight

At the completion of the each annual audit of the Trust, the Committee shall:

•	Review the results of the audit, including the opinion rendered by the Auditor to the Board and the Trust’s shareholders.
•	Consider management’s report on the Trust’s audited financial statements and related footnotes, and the Auditor’s report required by Section 10A(k) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), which includes a report on all alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the Auditor.
•	Consider the Auditor’s report of any significant changes required in its audit plan, any serious difficulties or disputes with management encountered during the course of the audit, and any other matters related to the conduct of the audit that should be communicated to the Committee under generally accepted auditing standards.
•	Inquire of the Auditor whether there have been any unresolved disagreements with management.
•	Review management’s representations, if any, that financial statement adjustments by the Auditor in the aggregate are not material to the financial statements as a whole.
•	Receive the annual certifications and the related information and reports required of management by rules adopted from time to time under Section 30(a) of the 1940 Act.
•	Provide management with the opportunity to meet at least annually in an executive session with the Committee without representatives of the Auditor being present. Among the items to be discussed in these meetings are management’s evaluation of the Auditor’s personnel and the cooperation that management received during the course of the audit.
•	Provide the Auditor with the opportunity to meet at least annually in an executive session with the Committee without representatives of management being present. Among the items to be discussed in these meetings are the Auditor’s evaluation of management’s financial and accounting personnel and the cooperation that the Auditor received during the course of the audit.
•	Meet to evaluate the performance of the Auditor at least annually without representatives of the Auditor being present.

Recommendation of Independent Registered Public Accounting Firm.

In connection with the selection of the Auditor, the Committee shall consider the registered public accounting firm’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Trust’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Non-Audit Services Provided to the Trust, Investment Adviser, and Others

The Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Trust by the Auditor, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Sarbanes-Oxley Act of 2002 and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

C-3

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)	the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Trust to the Auditor in the fiscal year in which the non-audit services are provided;
(2)	such services were not recognized by the Trust at the time of the engagement to be non-audit services; and
(3)	such services are promptly brought to the attention of, and approved by, the Committee or by a member of the Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditor’s completion of the Trust’s audit.

Additionally, if the Auditor’s engagement relates directly to the operations and financial reporting of the Trust, to the extent required by Rule 2-01 of Regulation S-X, the Committee shall pre-approve their engagements for non-audit services with:

(1)	the Trust’s investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by the Trust’s investment adviser), and
(2)	any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (each, a “Control Entity”)

In accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Trust, the Trust’s investment adviser and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (in the absence of this exception). The Auditor may not perform contemporaneously any prohibited non-audit services for the Trust, which currently include the following:

•	Bookkeeping or other services related to the accounting records or financial statements of the Trust;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services;
•	Internal audit outsourcing services;
•	Management functions or human resources;
•	Broker or dealer, investment adviser, or investment banking services;
•	Legal services and expert services unrelated to the audit; and
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

As the Committee deems appropriate, the Committee may obtain, weigh, and consider expert advice as to audit committee related rules on accounting standards and other accounting, legal, and regulatory provisions.

C-4

Operation of the Committee.

The Committee shall meet on at least twice each year and may hold additional meetings as deemed appropriate by the Chair of the Committee or upon the request of the Board or the recommendation of management or counsel to the Trust. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s organizational documents. The Chair may invite Trust officers and other interested parties to participate in Committee meetings.

The presence of a majority of the Committee’s members at a Committee meeting shall constitute a quorum for purposes of conducting a Committee meeting. At any Committee meeting at which a quorum is present, the decision of a majority of the Committee members present and voting shall be determinative as to any matter submitted to a vote.

Minutes of the meetings of the Committee will be prepared and circulated to all members of the Committee for review and comment in a timely manner.

The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or management.

Amendments.

This Charter may be amended by a vote of a majority of the Committee.

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EXHIBIT D

Nominating Committee charter

The Nominating Committee (the “Committee”) of the Board of Trustees of the USCF ETF Trust (the “Trust”) shall consist of at least three trustees of the Trust as may be selected from time to time by the Board of Trustees (the “Board” or “Trustees”), none of whom shall be “interested persons” (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Committee shall elect from its own members a chairperson, who shall preside over each meeting of the Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees. The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Trust’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with the Trust’s investment adviser or other service providers). Persons selected as Independent Trustees must not be “interested persons” as defined under the 1940 Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Trustees. A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary. The Secretary of the Trust shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board, including a majority of its Independent Trustees, and reported on the Trust’s next filing on Form N-CSR.

The Committee shall meet with such frequency as the members of the Committee shall determine to be appropriate. The Chair may invite Trust officers and other interested parties to participate in Committee meetings. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and the Trust’s organizational documents. A majority of the Committee’s members shall constitute a quorum. At any meeting of the Committee at which a quorum is present, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board at its next meeting following such actions. The Committee shall review this Nominating Committee Charter from time to time as it deems appropriate, and recommend any changes to the full Board for its approval.

D-6

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date USCF EFT TRUST C/O ALPS DISTRIBUTORS, INC. 1290 BROADWAY SUITE 1000 DENVER, CO 80203 V53955-S90987 ! ! ! The Board of Trustees unanimously recommends you vote FOR the following proposal: 01) Robyn L. Alexander 02) Stuart P. Crumbaugh 03) Thomas E. Gard 04) Jeremy Henderson 05) John P. Love 06) John D. Schwartz 07) H. Abram Wilson 1. To elect seven nominees to serve as Trustees of USCF ETF Trust NOTE: Other business may properly come before the Meeting or any adjournments thereof. Nominees: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. V53956-S90987 The undersigned shareholder of USCF ETF Trust (the "Trust") hereby appoints Daphne Frydman and Andrew F Ngim, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund(s) of USCF ETF Trust standing in the name of the undersigned at the close of business on June 24, 2024 at a Special Meeting of Shareholders to be held at the offices of USCF Advisers LLC, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596 on September 10, 2024 at 12pm PT, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, the proxy will be voted in accordance with the Board of Trustees’ recommendation. USCF ETF TRUST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE SIGN AND DATE ON THE REVERSE SIDE